PROSPECTUS SUPPLEMENT
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The Prudential Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account
Pruco Life Variable Insurance Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account
Pruco Life of New Jersey Variable Insurance Account

Supplement dated January 23, 2025,
to
Prospectuses dated May 1, 2024
for
Variable Appreciable Life® and Variable Life Insurance Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On January 27, 2025, the AST Cohen & Steers Realty Portfolio (“the merging Fund”) will merge into the AST Large-Cap Equity Portfolio (“the successor Fund”). All assets in the merging Fund will automatically be transferred to the successor Fund. Due to the merger, the AST Large-Cap Equity Portfolio will be added as an available investment option for your Contract. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund will be automatically updated to replace the merging Fund with the successor Fund. All references to the AST Cohen & Steers Realty Portfolio will be deleted.
The row for this fund in APPENDIX A: Funds Available Under the Contract will be deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Large Cap	AST Large-Cap Equity Portfolio - PGIM Investments LLC; AST Investment Services, Inc. / ClearBridge Investments, LLC; Dimensional Fund Advisors, LP; J.P. Morgan Investment Management Inc.; PGIM Quantitative Solutions LLC	0.84%	23.10%	12.69%	10.27%

To obtain a copy of the current prospectus, please visit www.Prudential.com/eProspectus or call 800-778-2255.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP240
VAL, VLI